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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-44449, 33-48841, 333-51354 and 333-61976 of Applied Extrusion Technologies,
Inc. on Form S-8 of our report dated November 20, 2001, appearing in this Annual Report on Form 10-K of Applied Extrusion Technologies, Inc. for the year ended September 30, 2001.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2001